Putnam Investments
One Post Office Square
Boston, MA 02109
August 27, 2010

U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, NE
Washington, DC 20549
Attention: Linda Stirling, Esq.

Re:	Putnam Funds Trust (Securities Act No. 333-515 and Investment Company File Act No. 811-07513) (the
“Trust”) on behalf of Putnam Capital Spectrum Fund, Putnam Equity Spectrum Fund and Putnam Asia
Pacific Equity Fund – Post-Effective Amendment No. 109 to the Trust’s Registration Statement on Form
N-1A (the “Amendment”)

Dear Ms. Stirling:

We are filing today through the EDGAR system, on behalf of Putnam Capital Spectrum Fund, Putnam Equity Spectrum Fund and Putnam Asia Pacific Equity Fund, each a series of Putnam Funds Trust, Post-Effective Amendment No. 109 pursuant to Rule 485(b) under the Securities Act of 1933, as amended (the “Securities Act”) and Rule 8b-16 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Amendment is electronically coded to show changes to the prospectus and statement of additional information of Putnam Asia Pacific Equity Fund from the corresponding documents dated June 1, 2009, filed with the Commission on June 1, 2009, and changes to the prospectus and statement of additional information of Putnam Capital Spectrum Fund and Putnam Equity Spectrum Fund from the corresponding documents included in Post-Effective Amendment No. 107, which was filed with the Commission pursuant to Rule 485(a) under the Securities Act (the “485(a) filing”) and Rule 8b-16 under the 1940 Act on June 17, 2010.

In the case of Putnam Asia Pacific Equity Fund, the changes include (i) updates to the financial statements and other information pursuant to Section 10(a)(3) of the Securities Act; (ii) revisions to the prospectus – in particular, the “Fund summary” section – to reflect the amendments to Form N-1A effective March 31, 2009; and (iii) minor revisions to reflect standard Putnam disclosure. We note that, on April 27, 2010, the staff of the Commission granted Putnam Asia Pacific Equity Fund relief, pursuant to Rule 485(b)(1)(vii) under the Securities Act, from the requirement to reflect changes pursuant to the above-referenced amendments to Form N-1A in a filing under Rule 485(a).

In the case of Putnam Capital Spectrum Fund and Putnam Equity Spectrum Fund, the changes include the updating of financial statements and other information pursuant to Section 10(a)(3) of the Securities Act and minor revisions to reflect standard Putnam disclosure. Certain changes also have been made in response to comments that you provided telephonically to me on behalf of the staff of the U.S. Securities and Exchange Commission (the “Staff”) on July 23, 2010, regarding the 485(a) filing.

For convenience of reference, I have summarized the Staff’s comments before the responses by Putnam Capital Spectrum Fund and Putnam Equity Spectrum Fund (each, for the purposes of the following section, a “Fund”, and collectively, the “Funds”).

Prospectus

1. To more closely correspond to language contemplated by Form N-1A, in the section “Fund summaries –Fees and expenses” for each Fund, please change the heading “Acquired fund operating expenses” in the expense table to read: “Acquired fund fees and expenses”.

Response: We have made the requested change.

2. In the section “Fund summaries – Fees and expenses” for Putnam Capital Spectrum Fund, the Example contains asterisked data but no corresponding footnote.

Response: We have removed the asterisks.

3. Consider defining “equity securities” in the “Fund summaries – Investments, risks, and performance – Investments” section for Putnam Equity Spectrum Fund.

Response: In response to your comment, a definition of “equity investments” for Putnam Equity Spectrum Fund has been added to the third paragraph of “What are each fund’s main investment strategies and related risks?” in the context of disclosure regarding the Fund’s policy of investing at least 80% of net assets in equity investments.

4. In the section “Fund summaries – Tax information”, please either refer to the fact that both Funds make distributions taxable as income or capital gains without differentiating between the different dividend frequency for the two Funds, or include a separate “Tax information” section for each Fund.

Response: We have included a separate “Tax information” section for each Fund.

5. If foreign securities, derivatives, illiquid securities and alternative strategies, which are discussed in the section “What are each fund’s main investment strategies and related risks?”, are principal investment strategies of the Funds, please consider including disclosure on these strategies in the “Fund summaries” section. If these are not principal investment strategies, please remove or clarify accordingly the discussion of these strategies.

Response: In response to your comment, the disclosure regarding foreign securities, derivatives and illiquid securities has been revised to clarify that foreign securities, derivatives and illiquid securities do not represent a primary focus of the Funds. However, the disclosure regarding alternative strategies has not been revised, as we believe that the current disclosure accurately conveys that these strategies do not constitute a primary focus of the Funds.

Statement of Additional Information

6. Please enhance the disclosure with respect to each Trustee’s specific experience, qualifications, attributes, or skills that lead to the conclusion that the person should serve as a trustee of the Funds.

Response: In response to your comment, we have revised the disclosure in the “Trustee Qualifications” section (i) to clarify that the specific experience, qualifications, attributes and skills that are discussed for each Trustee in the table preceding this disclosure, together with the particular attributes noted for each Trustee in this disclosure, were the basis for the Board Policy and Nominating Committee’s conclusion to recommend that the person should serve as a Trustee, and (ii) to clarify that the specific experiences, qualifications, attributes and skills were considered indicative of each person’s ability to deal effectively with the types of financial, regulatory, and/or investment matters that typically arise in the course of a Trustee’s work. We believe that the disclosure, as revised, satisfies Item 17(b)(10) of Form N-1A, which provides: “For each director, briefly discuss the specific experience, qualifications, attributes, or skills that lead to the conclusion that the person should serve as a director for the Fund at the time the disclosure is made, in light of the Fund’s business and structure.”

I believe that this letter addresses the Staff’s comments. Should you have any further questions, please do not hesitate to call me at (617) 760-1105.

Having reviewed the Amendment, the undersigned represents pursuant to Rule 485(b)(4) under the Securities Act that it does not contain disclosure which would render it ineligible to become effective pursuant to Rule 485(b).

Very truly yours,

/s/ Karen R. Kay
Karen R. Kay
Managing Director and Senior Counsel

cc: Philip W. Romohr, Esq., Ropes & Gray LLP